EXHIBIT 99.2

             INVESTORS WHO PURCHASED 2006 PREFERRED STOCK FOR CASH

                                                   Dollar               No. Shares 2006       No. Shares Common
                                                   Amount               Preferred Stock       Stock underlying
Name of Investor                                   Invested             to be Purchased       2006 Preferred Stock
------------------------------------------------------------------------------------------------------------------
SDS Capital Group SPC, Ltd.                        2,990,000                   260             2,600,000
Westfield Life Sciences Fund, L.P.                   195,500                    17               170,000
Westfield Life Sciences Fund II, L.P.              1,736,500                   151             1,510,000
Westfield Microcap Fund, L.P.                         69,000                     6                60,000
ProMed Partners, L.P.                                368,000                    32               320,000
ProMed Offshore Fund, Ltd.                            46,000                     4                40,000
ProMed Offshore Fund II, L.P.                      1,092,500                    95               950,000
New England Partners Capital, L.P.                   750,000               65.2174               652,174
Nexus Medical Partners II S.C.A. SICAR               750,000               65.2174               652,174
MCF Navigator Master Fund, Ltd.                      299,000                    26               260,000
Camber Capital Fund L.P.                             253,000                    22               220,000
Robert S. Martin                                     253,000                    22               220,000
Oliveira Capital, LLC                                253,000                    22               220,000
Alan W. Steinberg, L.P.                              253,000                    22               220,000
Valley Forge Investments Limited                     253,000                    22               220,000
Cipher 06, LLC                                       218,500                    19               190,000
David B. Musket                                      138,000                    12               120,000
Guerrilla IRA Partners, L.P.                          46,000                     4                40,000
Douglas Schmidt                                       46,000                     4                40,000
                                                  ----------            ----------            ----------
TOTAL                                             10,010,000              870.4348             8,704,348
                                                  ==========            ==========            ==========

     INVESTORS WHO EXCHANGED 2005 PREFERRED STOCK FOR 2006 PREFERRED STOCK

-------------------------------------------------------------------------------------------------------------------------------
          Name of Investor               2005 Shares Tendered for        2006 Shares Issuable upon      Common Stock underlying
                                                 Exchange                        Exchange                2006 Preferred Stock
                                                                       (Issue Amount of 2005 Shares      (at Exchange Rate of
                                                                           Exchanged divided by                 $1.15)
                                                                                 $11,500)
-------------------------------------------------------------------------------------------------------------------------------
ProMed Partners, LP                              144,000                         31.3043                        313,043

ProMed Partners II, LP                            11,000                          2.3913                         23,913

ProMed Offshore Fund, Ltd                         24,000                          5.2174                         52,174

ProMed Offshore Fund II, Ltd                     596,000                        129.5652                      1,295,652

Advantage Advisors
  Catalyst Partners LP                            42,000                          9.1304                         91,304

Advantage Advisors Catalyst Intl. Ltd             30,000                          6.5217                         65,217

Ridgecrest Partners Ltd.                          24,000                          5.2174                         52,174

Ridgecrest Partners L.P.                           4,000                           .8696                          8,696

Ridgecrest Partners QP, L.P.                     100,000                         21.7391                        217,391

Lagunitas Partners LP                            520,000                        113.0435                      1,130,435

Gruber & McBaine International                   160,000                         34.7826                        347,826

Jon D. and Linda W. Grubert Trust                 60,000                         13.0435                        130,435

J. Patterson McBaine                              60,000                         13.0435                        130,435

Broadfin Healthcare Fund LP                       60,000                         13.0435                        130,435

Alpha Capital                                    120,000                         26.0870                        260,870

Fractal Holdings, LLC                             20,000                          4.3478                         43,478

North Sound Legacy International Ltd           1,440,000                        313.9130                      3,139,130

North Sound Legacy Institutional                 560,000                        121.7391                      1,217,391
     Fund LLC

TOTAL                                          3,975,000                        864.9999                      8,649,999
                                            ============                    ============                   ============
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